SECURITIES AND EXCHANGE COMMISSION
"Washington, D.C.  20549"

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):      			08/25/99


PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV

"(as depositor under the Sale and Servicing Agreement, dated as of"
"April 1, 1999, relating to the Empire Funding Home Loan Owner Trust 1999-1," "Home Loan Asset Backed Notes, Series 1999-1)"


PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
(Exact name of registrant as specified in its charter)

              Delaware                    333-61785         06-1204982
(State or Other Jurisdiction             (Commission    (I.R.S. Employer
of Incorporation)                         File Number)  Identification No.)


1285 Avenue of the Americas
"New York, New York                                       10285   "		10019
(Address of Principal Executive Offices)                        (Zip Code)



"Registrant's telephone number, including area code:      (212) 713-2000"

Item 5. Other Events
 "One behalf of Empire Funding Home Loan Owner Trust 1999-1, Home Loan Asset"
	"Backed Notes, Series 1999-1, a Trust created pursuant to the Sale"
	"and Servicing Agreement, dated April 1, 1999, by U.S. Bank"
	"National Association d.b.a. First Bank National Association, as" "Indenture Trustee for the Trust, the Indenture Trustee has caused to be " "filed with the Commission, the monthly report dated"
	08/25/99	.
	The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters and (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates.

	A.     Monthly Report Information
	       See Exhibit No.1
	B.     Have and deficiencies occurred?  NO.
		Date:
		Amount:

	C.     Item 1: Legal Proceedings:  NONE

	D.     Item 2: Changes in Securities:   NONE

	E.     Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

	"F.     Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5"
	       if applicable:  NOT APPLICABLE
Item 7.     Monthly Statements and Exhibits

	Exhibit No.   1

	   1.     Monthly Distribution Report

	EMPIRE FUNDING HOME LOAN OWNER TRUST 1999-1

		0


		DISTRIBUTION STATEMENT
Distribution Date:		08/25/99



	Beginning				Ending
	Certificate	Principal	Interest	Total	Certificate
Class	Balance	Distribution	Distribution	Distribution	Balance

A-1	52404586.13	3864480.03	234237.58	4098717.61	48540106.1
A-2	35032000	0	183626.07	183626.07	35032000
A-3	29161000	0	156497.37	156497.37	29161000
A-4	30168000	0	171454.8	171454.8	30168000
A-5	15890000	0	97723.5	97723.5	15890000
M-1	28125000	0	188203.13	188203.13	28125000
M-2	16250000	0	121875	121875	16250000
B-1	19375000	0	145312.5	145312.5	19375000
B-2	16250000	0	121875	121875	16250000
Total	242655586.1	3864480.03	1420804.95	5285284.98	238791106.1


	Payment of Loss	Interest	Allocable
 Reimbursement Carry Forward	Reimbursement	Carry Forward	Loss
Class	Deficiency	Amount	Amount

A-1	NA	0	NA
A-2	NA	0	NA
A-3	NA	0	NA
A-4	NA	0	NA
A-5	NA	0	NA
M-1	0	0	0
M-2	0	0	0
B-1	0	0	0
B-2	0	0	0


	"      AMOUNTS PER $1,000 UNIT"			Ending	Current
	Principal	Interest	Total	Certificate	Pass Through
Class	Distribution  Distribution		Distribution 	Balance	Interest Rate

A-1	64.67857253	3.920359839	68.59893237	812.4003096	0.0536375
A-2	0	5.241666762	5.241666762	1000	0.0629
A-3	0	5.366666781	5.366666781	1000	0.0644
A-4	0	5.683333333	5.683333333	1000	0.0682
A-5	0	6.15	6.15	1000	0.0738
M-1	0	6.691666844	6.691666844	1000	0.0803
M-2	0	7.5	7.5	1000	0.09
B-1	0	7.5	7.5	1000	0.09
B-2	0	7.5	7.5	1000	0.09

	             EMPIRE FUNDING HOME LOAN OWNER TRUST 1999-1

		SERIES 1999-1


		Distribution Date:		08/25/99

			Payment Statement
		"Sale and Servicing Agreement Dated February 1, 1998"

i)   Available Collection Amount  					5492564.35
      Available Payment Amount					5285284.98

ii)  Beginning and Ending Class Principal Balances 					See page 1
      Beginning Pool Principal Balance 					244957460.1
      Ending Pool Principal Balance 					242160404.9


iii)  Class Factors			Class A-1	0.877078882	0.81240031
			Class A-2	1	1
			Class A-3	1	1
			Class A-4	1	1
			Class A-5	1	1
			Class M-1	1	1
			Class M-2	1	1
			Class B-1	1	1
			Class B-2	1	1




iv)  Interest from Mortgagors / Master Servicer					2752874.86
      Interest from Purchased Loans					0
      Interest from Liquidated Mortgage Loans					0



      Principal Collections (Regular Installments)					326950.49
      Principal Collections (Curtailments and Paid in Fulls)					2405786.6
      Substitution Adjustment					0
      Principal from Liquidated Mortgage Loans					0
      Principal from Purchased Loans					0
					2732737.09


Total Payments					5485611.95

plus: Amts remaining upon termination of Pre Funded Account					0
"plus: Int. Income on Collection, Certificate, & Note Dist. Accts"					6952.4
less:  Trust Fees and Expenses					207279.37
Available Distribution Amount					5285284.98

v)  Optimal Principal Balances:
          Senior 					0
          Class M-1					0
          Class M-2					0
          Class B-1					0

vi) Overcollateralization Deficiency Amount (before distributions) 6512463.925
       Amounts distributed to the Residual Interest					5380720.985




vii)  Master Servicer Fee					8326.37
       Indenture Trustee Fee					1633.05
       Owner Trustee Fee					333.33
          Empire Subservicer Fee					98493.31
	Servicer Fee				98493.31
	Non recoverable advances				0

viii)  Overcollateralization Amount					3369298.84
         Overcollateralization Target Amount					8750019.825
         Net Loan Losses					0
         Cumulative Net Loan Losses					0
         Allocable Loss Amount					0
         Excess Spread					1131742.94
				Beginning	Ending
ix)  Weighted Average Maturity of the Home Loans				231	230
weighted avg. Home Loan Int Rate of the Home Loans				0.13477	0.13472

x)  Performance information in Servicer's Monthly Remittance Report
	60 Day Delinquency Amount				2808714.08
	Six-Month Rolling Delinquency Average				1713100.173
	Net Delinquency Calculation Amount				610962.7533

xiii)			              Current
				Aggregate
Combination Loans			Number	Prin Balance
A)Defaulted Home Loans			0	0
B)Liquidated Home Loans			0	0
C)Deleted Home Loans (Defective)			0	0
D)Deleted Home Loans (Defaulted)			0	0

			                    Cumulative
				Aggregate
Combination Loans			Number	Principal Balance
A)Defaulted Home Loans			0	0
B)Liquidated Home Loans			0	0
C)Deleted Home Loans (Defective)			0	0
D)Deleted Home Loans (Defaulted)			0	0



			                Current
				Aggregate
Debt Consolidation Loans			Number	Prin Balance
A)Defaulted Home Loans			2	64318.06
B)Liquidated Home Loans			2	64318.06
C)Deleted Home Loans (Defective)			0	0
D)Deleted Home Loans (Defaulted)			0	0
			                    Cumulative
				Aggregate
Debt Consolidation Loans			Number	Principal Balance
A)Defaulted Home Loans			2	64318.06
B)Liquidated Home Loans			2	64318.06
C)Deleted Home Loans (Defective)			0	0
D)Deleted Home Loans (Defaulted)			0	0



xiv)  Delinquency And Foreclosure Information:
			# of Accounts	Prin Balance	% of Total
	30-59 Days Delinquent		91	2746920.69	0.011343393
	60-89 Days Delinquent		27	767153.01	0.003167954
	90-179 Days Delinquent		42	1246263.96	0.00514644
     180 or more Days Delinquent			0	0	0
   Loans in foreclosure proceedings			0	0	0
	Foreclosed Properties		0	0	0


       Loans in bankruptcy proceedings			# of Accounts	Prin Balance	% of Total
	30-59 Days Delinquent		7	217889.92	0.000899775
	60-89 Days Delinquent		7	175764.91	0.00072582
	90-179 Days Delinquent		21	619532.2	0.002558355
      180 or more Days Delinquent			0	0	0
	Aggregate		35	1013187.03

				Current
			Original	Period
	Class A-1 Note Interest Rate		0.05112	0.0536375
	One-Month LIBOR		0.04912	0.0516375




	SIGNATURES
"        Pursuant to the requirements of the Securities Exchange Act of 1934, "
the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV


By:/s/	Eve Kaplan
Name:           	Eve Kaplan
Title:             Vice President
U.S. Bank Trust National Association


Dated:  	8/31/99